Exhibit 99.3

AMERICAN BREWING COMPANY, INC.

UNAUDITED PROFORMA
CONDENSED COMBINED FINANCIAL STATEMENTS

TABLE OF CONTENTS

Page
UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS:

PROFORMA CONDENSED COMBINED BALANCE SHEET	3

PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2014	4

PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS - FOR THE THREE MONTHS ENDED MARCH 31, 2015	5

NOTES AND ASSUMPTIONS TO THE UNAUDITED PROFORMA CONDENSED FINANCIAL STATEMENTS	6

Exhibit 99.3 - Page 1

AMERICAN BREWING COMPANY, INC.
UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2014 AND
AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2015

The following unaudited proforma condensed combined financial statements give effect to the April 1, 2015 Asset Purchase Agreement whereby American Brewing Company, Inc. (the "Company") acquired substantially all of the operating assets of B&R Liquid Adventure, LLC, a California Limited Liability Company ("B&R") (the "Acquisition").  B&R is engaged in the manufacture of búcha™ Live Kombucha, a gluten free, organic certified, sparkling kombucha tea.  On April 1, 2015, the parties executed all documents related to the Acquisition.  Upon the closing of the Acquisition, the Company received substantially all of the operating assets of B&R, consisting of inventory and fixed assets valued at $275,000 in exchange for 1,479,290 shares of common stock valued at $500,000, a cash payment of $260,000 and a secured promissory note in an amount of $140,000.  In addition the Company assumed $121,416 of scheduled liabilities.  The balance of the purchase price in excess of the net assets acquired has been allocated to "goodwill" on the accompanying unaudited proforma condensed combined balance sheet.

The unaudited proforma condensed combined balance sheet as of March 31, 2015 together with the unaudited condensed combined statement of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015 presented herein gives effect to the Acquisition as if the transaction had occurred at the beginning of such periods and includes certain adjustments that are directly attributable to the transaction which are expected to have a continuing impact on the Company, and are factually supportable, as summarized in the accompanying notes and assumptions.

The proforma condensed combined financial statements presented herein are unaudited and have been prepared for illustrative purposes only and are not necessarily indicative of the consolidated financial positon or results of operations in future periods or the results that actually would have been realized had the Company and B&R been a combined company during the specified periods.  The unaudited proforma condensed combined financial statements, including the notes and assumptions thereto, are qualified in their entirety by reference, and should be read in conjunction with:

•	The accompanying notes and assumptions to the unaudited proforma condensed combined financial statements.

•	the audited financial statements of the Company for the year ended December 31, 2014 and the related notes thereto, included in its Annual Report on Form 10-K and the unaudited financial statements of the Company for the three months ended March 31, 2015 and the related notes thereto, included in its Annual Report on Form 10-Q both as filed with the Securities and Exchange Commission.

•	The audited financial statements of B&R for the years ended December 31, 2014 and 2013 as filed herewith as Exhibit 99.1 to this Form 8-K/Amendment No. 1.

•	The unaudited financial statements of B&R for the three months ended March 31, 2015 and 2014 as filed herewith as Exhibit 99.2 to this Form 8-K/Amendment No. 1.

The purchase price allocation for B&R takes into account the information management believes is reasonable.  Nevertheless, the Company has one year from the Closing Date to make a final determination of the purchase accounting allocations; and, according, adjustments may be made to the foregoing allocations for B&R.

Exhibit 99.3 - Page 2

AMERICAN BREWING COMPANY, INC.
PROFORMA CONDENSED COMBINED BALANCE SHEET
MARCH 31, 2015
(Unaudited)

	American	B&
	Brewing	Liquid
	Company,	Adventure,	Excluded
	Inc.	LLC	Assets and		Pro	Pro
	(Historical)	(Historical)	Liabilities (A)	Adj #	Forma Adjustments	Forma Combined

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$458,135	$67,080	$(67,080)	C1	$(260,000)	$198,135
Accounts receivable	50,032	277,981	(277,981)		-	50,032
Inventories	53,330	180,651	-	B	69,251	303,232
Prepaid expenses and other current assets	46,123	8,170	(8,170)		-	46,123
Total current assets	607,620	533,882				597,522

PROPERTY AND EQUIPMENT, NET	983,509	72,041	(18,441)	B	-	1,037,109
GOODWILL	-	-	-	E	717,914	717,914
OTHER ASSETS	62,816	-	-		-	62,816

Total assets	$1,653,945	$605,923				$2,415,361

LIABILITIES AND MEMBERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable	$38,032	$611,562	$(611,562)	D	$121,416	$159,448
Accrued expenses and other current liabilities	680,428	110,371	(110,371)		-	680,428
Current portion of notes payable and capital leases, net	125,066	-	-	C2	140,000	265,066
Convertible notes payable to related parties	-	51,000	(51,000)		-	-
Obligations under capital lease		1,814	(1,814)		-	-
Current portion of related party debt, net	20,580	-	-		-	20,580
Reserve for legal settlement	-	348,024	(348,024)		-	-
Derivative liability	-	-	-	F	-	-
Total current liabilities	864,106	1,122,771				1,125,522

LONG-TERM LIABILITIES:
Notes payable and capital leases, less current portion	143,438	-	-		-	143,438
Related party debt, less current portion	17,258	-	-		-	17,258
Total long-term liabilities	160,696	-				160,696
Total liabilities	1,024,802	1,122,771				1,286,218

STOCKHOLDERS EQUITY (DEFICIT)
Common stock	13,046	(35,000)	35,000	C3	1,479	14,525
Series A Preferred stock	250	4,327,628	(4,327,628)		-	250
Series B Preferred stock	230	-	-		-	230
Additional paid-in capital	2,916,184	126,328	(126,328)	C3	498,521	3,414,705
Accumulated deficit	(2,300,567)	(4,935,804)	4,935,804		-	(2,300,567)
Total members' capital (deficit)	629,143	(516,848)				1,129,143

Total liabilities and members' capital (deficit)	$1,653,945	$605,923				$2,415,361

Exhibit 99.3 - Page 3

AMERICAN BREWING COMPANY, INC.
PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
(Unaudited)

	American	B&R
	Brewing	Liquid
	Company,	Adventure,		Pro	Pro
	Inc. (Historical)	LLC (Historical)	Adj #	Forma Adjustments	Forma Combined

SALES, NET	$1,043,648	$3,180,992		-	$4,224,640
COST OF GOODS SOLD	879,462	1,892,006		-	2,771,468

GROSS PROFIT	164,186	1,288,986		-	1,453,172

OPERATING EXPENSES:
Sales and marketing expenses	155,982	970,024		-	1,126,006
General and administrative	212,655	595,201		-	807,856
Legal and professional	-	470,193		-	470,193
Stock based compensation	902,245	-		-	902,245
Depreciation and amortization	169,402	19,926		-	189,328
Total operating expenses	1,440,284	2,055,344		-	3,495,628

INCOME (LOSS) FROM OPERATIONS	(1,276,098)	(766,358)		-	(2,042,456)

OTHER INCOME (EXPENSE):
Interest expense	(2,507)	(125,169)	G	(14,000)	(141,676)
Interest income	-	92		-	92
Gain on sale of property and equipment	28,831	-		-	28,831
Total other expense, net	26,324	(125,077)		(14,000)	(112,753)

NET LOSS	$(1,249,774)	$(891,435)		$(14,000)	$(2,155,209)

NET LOSS PER SHARE, BASIC AND DILUTED	$(0.10)		H	$(0.06)	$(0.16)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	12,385,640		H	1,479,290	13,864,930

Exhibit 99.3 - Page 4

AMERICAN BREWING COMPANY, INC.
PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2015
(Unaudited)

	American	B&R
	Brewing	Liquid
	Company, Inc.	Adventure, LLC	Adj #	Pro Forma	Pro Forma
	(Historical)	(Historical)		Adjustments	Combined

SALES, NET	$243,399	$638,525		-	$881,924
COST OF GOODS SOLD	228,806	413,582		-	642,388

GROSS PROFIT	14,593	224,943		-	239,536

OPERATING EXPENSES:
Sales and marketing expenses	30,789	113,611		-	144,400
General and administrative	31,656	129,024		-	160,680
Legal and professional	-	47,369		-	47,369
Stock based compensation	66,266	-		-	66,266
Depreciation and amortization	56,913	5,100		-	62,013
Total operating expenses	185,624	295,104		-	480,728

INCOME (LOSS) FROM OPERATIONS	(171,031)	(70,161)		-	(241,192)

OTHER INCOME (EXPENSE):
Interest expense	(4,392)	(1,861)	G	(3,500)	(9,753)
Total other expense, net	(4,392)	(1,861)		(3,500)	(9,753)

NET LOSS	$(175,423)	$(72,022)		$(3,500)	$(250,945)

NET LOSS PER SHARE, BASIC AND DILUTED	$(0.01)		H	$(0.01)	$(0.02)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	12,760,220		H	1,479,290	14,239,510

Exhibit 99.3 - Page 5

AMERICAN BREWING COMPANY, INC.
NOTES AND ASSUMPTIONS TO THE UNAUDITED PROFORMA
CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 – ACQUISITION OF ASSETS OF B&R LIQUID ADVENTURE, LLC

On April 1, 2015, the Company entered into an Asset Purchase Agreement whereby it acquired substantially all of the operating assets of B&R Liquid Adventure, LLC, a California Limited Liability Company ("B&R") (the "Acquisition").  B&R is engaged in the manufacture of búcha™ Live Kombucha, a gluten free, organic certified, sparkling kombucha tea.  On April 1, 2015, the parties executed all documents related to the Acquisition.  Upon the closing of the Acquisition, the Company received substantially all of the operating assets of B&R, consisting of inventory, fixed assets and intellectual property.

Kombucha, a fermented, probiotic tea beverage, offers a myriad of health benefits.  Sales of kombucha have been steadily growing as it projects to reach $500 million for 2015 according to WholeFoods Magazine.  With the acquisition of the búcha™ Live Kombucha brand, which features eight flavors, the Company plans to leverage its beer-making expertise to expand distribution in major health and grocery chains throughout North America.  The Company believes its búcha™ Live Kombucha brand differentiates itself from other kombucha producers through its proprietary extraction process which reduces the sour taste and may appeal to a larger audience.

Pursuant to the Acquisition, the purchase price of the operating assets of B&R was a cash payment of $260,000, a secured promissory note in an amount of $140,000 and the issuance 1,479,290 shares of common stock valued at $500,000.  In addition, the Company assumed $121,416 of scheduled liabilities.

The Asset Purchase Agreement provided that the shares were issued with "Price Protection" for a period of 18 months, meaning that on the date that is 18 months from the date of the Acquisition, if the market value of the common stock issued pursuant to the Acquisition is less than $500,000, the Company shall issue additional shares so the aggregate amount of shares held by B&R is equal to a market value of $500,000 based on the average closing bid price of the common stock for the five days prior thereto.

The Company accounted for its acquisition of the operating assets of B&R using the acquisition method of accounting.  B&R's inventory, fixed assets and identifiable intangible assets acquired and liabilities assumed were recorded based upon their estimated fair values as of the closing date of the Acquisition.  The excess of purchase price over the value of the net assets acquired was recorded as goodwill.  The Company's purchase price allocation is preliminary.  The fair values of acquired assets and liabilities may be further adjusted as additional information becomes available during the measurement period.  Additional information that may become available subsequently and may result in changes in the values allocated to various assets and liabilities includes, but is not limited to any changes in the values allocated to tangible and identified intangible assets acquired and liabilities assumed during the measurement period and may result in material adjustments to goodwill.

Exhibit 99.3 - Page 6

AMERICAN BREWING COMPANY, INC.
NOTES AND ASSUMPTIONS TO THE UNAUDITED PROFORMA
CONDENSED COMBINED FINANCIAL STATEMENTS

The following table summarizes the preliminary acquisition accounting and the tangible and intangible assets acquired as of the date of acquisition:

Total Purchase Consideration
Cash	$260,000
Notes payable	140,000
Common stock issued	500,000
$900,000

The following table summarizes the estimated fair values of the assets acquired as if the Acquisition occurred on March 31, 2015:

Net assets acquired:
Inventory	$249,902
Property and equipment, net	53,600
Assumption of scheduled liabilities	(121,416)
182,086

Goodwill	717,914
$900,000

Goodwill is the excess of the purchase price over the preliminary fair value of the underlying net tangible and identifiable intangible assets.  In accordance with applicable accounting standards, goodwill is not amortized but instead is tested for impairment at least annually or more frequently if certain indicators are present.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The unaudited proforma condensed combined financial statements have been compiled in a manner consistent with the accounting policies adopted by the Company.  The accounting policies of B&R were not deemed to be materially different to those adopted by the Company.

Exhibit 99.3 - Page 7

AMERICAN BREWING COMPANY, INC.
NOTES AND ASSUMPTIONS TO THE UNAUDITED PROFORMA
CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 3 – ACQUISITION-RELATED COSTS

In conjunction with the acquisition, the Company incurred acquisition-related charges, related primarily to investment banking, legal, accounting and other professional services which were charged to expense.

NOTE 4 – PROFORMA ADJUSTMENTS

The unaudited proforma condensed combined financial statements are based upon the historical financial statements of the Company and B&R and certain adjustments which the Company believes are reasonable to give effect to the Acquisition.  These adjustments are based upon currently available information and certain assumptions, and therefore the actual impacts will likely differ from the proforma adjustments.  As discussed above in Note 1, the fair value amounts assigned to the identifiable assets acquired and liabilities assumed are considered preliminary at this time.  However, the Company believes that the preliminary determination of fair value of acquired assets and assumed liabilities and other related assumptions utilized in preparing the unaudited proforma condensed combined financial statements provide a reasonable basis for presenting the proforma effects of the Acquisition.

The adjustments made in preparing the unaudited proforma condensed combined financial statements are as follows:

A.	To eliminate the assets and liabilities of B&R not subject to the Acquisition and to eliminate the equity and accumulated deficit accounts of B&R pursuant to the Acquisition.

B.	The Acquisition specified that the Company received substantially all of the operating assets of B&R, consisting of inventory and fixed assets (the "Assets"). The Company applied values to the inventory and fixed assets based on their fair market value in accordance with the principles of accounting guidance (see Note 1).

C.	The Company paid $900,000 for the Assets, comprised of:

1	a cash payment of $260,000,

2	a secured promissory note in an amount of $140,000, and

3	the issuance of 1,479,290 shares of common stock valued at $500,000,

D.	In addition, the Company assumed $121,416 of scheduled liabilities.

Exhibit 99.3 - Page 8

AMERICAN BREWING COMPANY, INC.
NOTES AND ASSUMPTIONS TO THE UNAUDITED PROFORMA
CONDENSED COMBINED FINANCIAL STATEMENTS

E.	Goodwill is the excess of the purchase price over the preliminary fair value of the underlying net tangible and identifiable intangible assets.

F.	As discussed in Note 1, the Acquisition included the issuance of shares of common stock to B&R. The shares were issued with "Price Protection" for a period of 18 months, meaning that on the date that is 18 months from the date of the Acquisition, if the market value of the common stock issued pursuant to the Acquisition is less than $500,000, the Company shall issue additional shares so the aggregate amount of shares held by B&R is equal to a market value of $500,000 based on the average closing bid price of the common stock for the five days prior thereto. The fair value of this provision was determined to be $0 as of March 31, 2015.

G.	The Company issued B&R a secured promissory note in the amount of $140,000 bearing interest at ten percent (10%) per annum and due on June 30, 2015. Interest expense is presented in the accompanying proforma condensed combined statement of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015 as if the note had been outstanding during the periods had the Acquisition occurred on the first day of the period presented.

H.	Proforma basic and diluted loss per common share information presented in the accompanying proforma condensed combined statement of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015 is based on the weighted average number of common shares which would have been outstanding during the periods had the Acquisition occurred on the first day of the period presented.

The unaudited proforma condensed combined financial statements do not include any adjustment of non-recurring costs incurred or to be incurred after April 1, 2015 by both the Company and B&R to consummate the Acquisition, except as noted above.  Acquisition costs include fees payable for investment banking services, legal fees and accounting and auditing fees.  Such costs will be expenses as incurred.

Exhibit 99.3 - Page 9